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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-96274) of Tatham Offshore, Inc. of our report dated August 30, 1996 relating to the financial statements of Tatham Offshore, Inc. for the year ended June 30, 1996 appearing on page F-2 of this Form 10-K/A.






PRICEWATERHOUSECOOPERS LLP

Houston, Texas
July 2, 1998